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                                                                   EXHIBIT 23.02


                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 33-88446, 33-88448, 333-39573, 333-28813 and
333-87347) of CyberGuard Corporation of our report dated August 27, 1999 relating to the financial statements which appear in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
-------------------------------
    PricewaterhouseCoopers LLP


Atlanta, Georgia
September 27, 2000